Loss per share	12 Months Ended
Dec. 31, 2020
Disclosure Of Earnings Per Share [Abstract]
Loss per share	Loss per share
Accounting policy

Loss per share is calculated by dividing the net loss due to shareholders of the Company by the weighted average number of ordinary shares outstanding during the period. The diluted loss per share is calculated by dividing the results by the weighted average number of common shares in circulation, increased by all dilutive potential common shares. The dilutive potential common shares include, in particular, the share subscription warrants, stock options and founder subscription warrants as detailed in Note 17. Dilution is defined as a reduction of earnings per share or an increase of loss per share. When the exercise of outstanding share options and warrants decreases loss per share, they are considered to be anti-dilutive and excluded from the calculation of loss per share.

	For the year ended December 31,
	2020	2019	2018
Net loss for the period (in thousands of euros)	(33,590)	(50,915)	(30,345)
Weighted average number of shares	24,385,827	21,631,514	19,633,373
Basic loss per share (in euros)	(1.38)	(2.35)	(1.55)
Diluted loss per share (in euros)	(1.38)	(2.35)	(1.55)
Instruments providing deferred access to the capital (stock options) are considered to be anti-dilutive because they result in a decrease in the loss per share. Therefore, diluted loss per share are identical to basic loss per share as all equity instruments issued, representing 475,972 potential additional ordinary shares, have been considered antidilutive.